                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 6, 1998 included in Group 1 Automotive, Inc.'s Form 8-K filed on May 28, 1998 and to all references to our Firm included or incorporated by reference in this registration statement.


CROWE, CHIZEK AND COMPANY, LLP


Ft. Lauderdale, Florida
December 23, 1998